UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2004

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Jianguomen Nei Avenue

Bright China Chang An Building

Tower 2, Room 1519

Beijing 100005

People’s Republic of China

(011) 8610-6510-2160

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure

On March 8, 2004, Sohu.com Inc. announced the appointment of Carol Yu as Chief Financial Officer, succeeding Derek Palaschuk. A copy of the press release issued by the company regarding the foregoing is attached to this report as Exhibit 99.1 and is hereby incorporated by reference.

Item 7. Financial Statements and Exhibits

(a)	Exhibits.

99.1	Press Release issued by Sohu.com Inc. on March 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHU.COM INC.

DATED: March 12, 2004

By:	/s/ Charles Zhang
Charles Zhang
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Sohu.com Inc. on March 8, 2004